UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2020

DIGIRAD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35947	33-0145723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Industrial Court, Suwanee, GA		30024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 726-1600

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	DRAD	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	DRADP	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Digirad Corporation (the “Company”) was held pursuant to notice on July 31, 2020, at the Company’s offices at 53 Forest Avenue, 1st Floor, Old Greenwich, CT 06870. The total number of shares of Common Stock voted in person or by proxy at the Annual Meeting was 4,133,637, representing approximately 88.16% of the 4,688,654 shares outstanding and entitled to vote at the Annual Meeting.

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 1, 2020, and are incorporated herein by reference.

Proposal 1 - The election of five directors, to serve until the Company's 2021 annual meeting of stockholders and until their successors are duly elected and qualified;

Director Nominee	Votes For	Votes Withheld
Jeffrey E. Eberwein	1,586,598	206,985
Matthew G. Molchan	1,581,598	211,985
Michael A. Cunnion	1,579,613	213,970
John W. Sayward	1,741,233	52,350
Mitchell I. Quain	1,584,209	209,374

Proposal 2 - The ratification of the appointment of BDO USA, LLP as the independent auditors for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions
3,937,371	192,337	3,929

Proposal 3 - The advisory (non-binding) approval of the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstentions
1,309,249	433,332	51,002

Proposal 4 - Approval of amendments to the Digirad Corporation 2018 Incentive Plan (the “Plan”) to increase the number of shares issuable under the Plan, increase the number of shares that may be issued pursuant to incentive stock options under the Plan, and make other clarifying and technical changes.

Votes For	Votes Against	Abstentions
1,465,987	280,342	47,254

For Proposals 1, 3 and 4, broker non-votes amounted to 2,340,054.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

Date: August 3, 2020	By:	/s/ David J. Noble
		Name:	David J. Noble
		Title:	Chief Financial Officer and Chief Operating Officer